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EXHIBIT 14

                               POWER OF ATTORNEY
                               -----------------


     We, as officers and directors of Peoples Benefit Life Insurance Company, hereby severally constitute and appoint Frank A. Camp, Anne M. Spaes, and Michael F. Lane, and each of them individually, our true and lawful attorney and full power to them and each of them to sign for us, in our names in the capacities indicated below, any and all registration statements to be filed with the Securities and Exchange Commission, and any and all amendments thereto (including specifically, without limitation, post-effective amendments), for the purposes of registering variable annuity and/or variable life insurance contracts of Peoples Benefit Life Insurance Company for sale pursuant to the Securities Act of 1933.

     Witness our hands on the date set forth below.

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

              Signature                     Title                                       Date
              ---------                     -----                                       ----

  /s/ G. Douglas Mangum, Jr.                Senior Vice President and Director          August 4, 2000
------------------------------------
G. Douglas Mangum, Jr.


  /s/ Martha A. McConnell                   Treasurer (Chief Accounting Officer)        August 4, 2000
------------------------------------
Martha A. McConnell


  /s/ Brian A. Smith                        Vice President and Director                 August 4, 2000
------------------------------------
Brian A. Smith


  /s/ Brenda K. Clancy                      President and Director                      August 4, 2000
------------------------------------
Brenda K. Clancy


  /s/ Bart Herbert, Jr.                     President and Director                      August 4, 2000
------------------------------------
Bart Herbert, Jr.


  /s/ Kathleen M. Modzelewski               Assistant Vice President and Director       August 4, 2000
------------------------------------
Kathleen M. Modzelewski


  /s/ Larry N. Norman                       Vice President and Director                 August 4, 2000
------------------------------------
Larry N. Norman


  /s/ David G. Rekoski                      Senior Vice President and Director          August 4, 2000
------------------------------------
David G. Rekoski


  /s/ Douglas A. Sarcia                     Vice President and Director                 August 4, 2000
------------------------------------
Douglas A. Sarcia


  /s/ Craig D. Vermie                       Secretary and Director                      August 4, 2000
------------------------------------
Craig D. Vermie
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